Benefit Plans - Share Information for the ESOP (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Benefit Plans
Allocated shares at beginning of the year	377,870	384,404
Net shares or dividend reinvestment or distributed due to retirement/diversification	16,413	(6,534)
Total ESOP shares	394,283	377,870
Fair value of unearned shares at December 31st	$ 0	$ 0